----------------------------------------------------------------------------------------------------------------------
By Mail or Overnight Courier:           WELLS FINANCIAL CORP.                   By Hand:
Registrar and Transfer Company          LETTER OF TRANSMITTAL                   c/o The Depository Trust Co.
10 Commerce Drive                       TO ACCOMPANY SHARES OF                  Transfer Agent Drop
Cranford, New Jersey 07016-3572         COMMON STOCK OF                         55 Water Street, 1st Floor
For Assistance in Completing This       WELLS FINANCIAL CORP.                   New York, NY 10041-0099
Letter of Transmittal:                  TENDERED PURSUANT TO THE                By Facsimile:
(800) 368-5948                          OFFER TO PURCHASE                       (908) 497-2311
                                        DATED SEPTEMBER 28, 2004                (For Eligible Institutions Only)
                                        DEPOSITARY: REGISTRAR AND
                                        TRANSFER COMPANY
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

            DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered  Holder(s)                             Shares Tendered
(Please Fill In Exactly as Name(s) Appear(s) on  Certificate(s))       (Attach  Additional  List, if Necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                            Total Number of         Number of
                                                           Certificate      Shares Represented by   Shares
                                                           Number(s)*       Certificate(s)*         Tendered**
----------------------------------------------------------------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          Total Shares:
                                                          ------------------------------------------------------------
*    Need not be completed by  stockholders  tendering by  book-entry transfer.
**   Unless otherwise indicated,  it will be assumed that all Shares represented by any  certificates  delivered to the Depositary are being  tendered.  See
     Instruction 4.
----------------------------------------------------------------------------------------------------------------------


THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 29, 2004, UNLESS THE OFFER IS EXTENDED.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     DELIVERY OF DOCUMENTS TO WELLS FINANCIAL CORP. OR TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT MAIL OR DELIVER ANY SHARES TO WELLS FINANCIAL CORP. DELIVERIES TO WELLS FINANCIAL CORP. WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.
                (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY  TRANSFER TO
THE DEPOSITARY'S  ACCOUNT AT THE BOOK-ENTRY  TRANSFER FACILITY AND COMPLETE  THE
FOLLOWING:

Name of Tendering Institution _____________________________________________________________________________________
Account No. ______________________________________ Transaction Code No. ___________________________________________

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s): ___________________________________________________________________________________
Date of Execution of Notice of Guaranteed Delivery: _______________________________________________________________
Name of Institution Which Guaranteed Delivery: ____________________________________________________________________
Name of Tendering Institution: ____________________________________________________________________________________
Account No. _________________________________________ Transaction Code No. ________________________________________

                                LOST CERTIFICATES

__ I have lost my certificate(s) for ______ shares of Common Stock of Wells Financial Corp. and require assistance in obtaining a replacement certificate. (See Instruction 13.)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To Wells Financial Corp.:

         The undersigned hereby tenders to Wells Financial Corp., a Minnesota corporation ("Wells"), the above-described Shares of its Common Stock, par value $0.10 per Share, at a price per Share hereinafter set forth, pursuant to Wells Financial Corp.'s Offer to Purchase up to 150,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 28, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the "Offer." Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, Wells Financial Corp. all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of the Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of Wells Financial Corp., and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Wells Financial Corp. upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of Wells Financial Corp., and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Wells Financial Corp., Wells Financial Corp. will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, or Wells Financial Corp., to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer - 2. Procedures for Tendering Shares" and "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the Shares complies with Rule 14e-4. Wells Financial Corp.'s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Wells Financial Corp. upon the terms and subject to the conditions of the Offer.

     The undersigned understands that Wells Financial Corp. will determine a single per Share price, not greater than $31.50 nor less than $29.50 per Share, net to the seller in cash, without interest thereon, that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders.

         The undersigned understands that Wells Financial Corp. will select the lowest purchase price that will enable it to purchase 150,000 Shares, or a lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $31.50 nor less than $29.50 per Share, pursuant to the Offer. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the purchase price will be purchased at the purchase price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that Wells Financial Corp. will return all other Shares, including Shares tendered and not withdrawn at prices greater than the purchase price, Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer
- 2. Procedures for Tendering Shares" and "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and Wells Financial Corp. upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Wells Financial Corp. may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may not be required to purchase any of the Shares tendered hereby, or may accept for payment fewer than all of the Shares tendered hereby.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Wells Financial Corp. has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Wells Financial Corp. does not accept for payment any of the Shares so tendered.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED (SEE INSTRUCTION 5)

CHECK ONE BOX. IF MORE THAN ONE BOX IS CHECKED BELOW, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF
SHARES.
     $29.50 [ ]            $30.00 [ ]       $30.50 [ ]        $31.00 [ ]         $31.50  [ ]

     $29.75 [ ]            $30.25  [ ]      $30.75 [ ]        $31.25 [ ]

Shares tendered at price determined pursuant to the Offer. [ ]

                          ODD LOTS (See Instruction 9)

This Section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner and continues to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ]  is a broker,  dealer,  commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each beneficial owner, that the beneficial owner owned beneficially an aggregate of fewer than 100 Shares, and is tendering all of those Shares.

------------------------------------------------------------------------------------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 6, 7 and 8)                                 (See Instructions 6, 7 and 8)

To be completed  ONLY if the check for the purchase price         To be completed  ONLY if the check for the purchase price
of Shares purchased  and/or  certificates for Shares              of Shares  purchased  and/or  certificates for Shares not
not tendered or not purchased are to be issued in the             tendered or not purchased are to be mailed to someone
name of someone other than the undersigned. Issue check           other than the undersigned or to the undersigned at an
and/or certificate(s)  to:                                        address other than that shown below the undersigned's
                                                                  signature(s). Mail check and/or certificate(s) to:

Name __________________________________________                   Name _________________________________________________
                    (PLEASE PRINT)                                                (PLEASE PRINT)
Address _______________________________________                   Address ______________________________________________

_______________________________________________                   ______________________________________________________
                 (INCLUDE ZIP CODE)                                               (INCLUDE ZIP CODE)

_______________________________________________                   ______________________________________________________
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

IF SPECIAL PAYMENT INSTRUCTIONS ARE                                IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING
BEING GIVEN, PLEASE REMEMBER TO HAVE                               GIVEN, PLEASE REMEMBER TO HAVE YOUR
YOUR SIGNATURE GUARANTEED.                                         SIGNATURE GUARANTEED.
------------------------------------------------------------------------------------------------------------------------------------

                               CONDITIONAL TENDER

         You may condition the tender of your Shares upon the purchase by Wells Financial Corp. of a specified minimum number of the Shares you tendered. See "The Offer - 5. Conditional Tender Proceduers" in the Offer to Purchase. Unless at least the minimum number of Shares tendered by you is purchased by Wells Financial Corp., none of the Shares tendered hereby will be purchased. It is your responsibility to calculate the minimum number of Shares, and you are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

Minimum number of Shares that must be purchased, if any are purchased:
___________ Shares

                               IMPORTANT - SIGN HERE
  (Please Complete Substitute Form W-9 Included in this Letter of Transmittal)


________________________________________________________________________________
                             (PLEASE PRINT NAME(S))
X SIGNATURE:
________________________________________________________________________________
X SIGNAURE:
________________________________________________________________________________

Dated _______________________, 2004

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No._____________________________________________________

         (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)



              GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6)
Authorized Signature(s) ____________________________          Address __________________________________

Name and Title _____________________________________          __________________________________________
                       (PLEASE PRINT)

Name of Firm _______________________________________          __________________________________________
                                                                             (INCLUDE ZIP CODE)

Area Code and Telephone Number _____________________          Dated _______________________, 2004

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program. SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears in a security position listing as the owner of Shares) TENDERED HEREWITH, AND SUCH HOLDER(S) HAVE NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL or (b) if the Shares are tendered for the account of an Eligible Institution. See Instruction 6.

2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "The Offer - 2. Procedures for Tendering Shares" of the Offer to Purchase. If you want to tender your Shares into this Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depositary before this Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your Shares if you comply with the guaranteed delivery procedure set forth below. See Section 2 of the Offer to Purchase. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SHARES, OR A CONFIRMATION OF A BOOK-ENTRY TRANSFER INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY OF ALL SHARES DELIVERED ELECTRONICALLY, AS WELL AS A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL ON OR PRIOR TO THE EXPIRATION DATE, as defined in the Offer to Purchase. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Offer to Purchase and Letter of Transmittal and that Wells Financial Corp. may enforce the agreement against the participant.

Guaranteed Delivery. If you wish to tender your Shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before this Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before this Offer expires, your Shares may still be tendered, if all of the following conditions are satisfied: (1) the tender is made by or through an Eligible Institution; (2) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and (3) all of the following are received by the Depositary within three NASDAQ trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery: (i) one of (a) the certificates for the Shares or (b) a confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer described in this Instruction 2; (ii) one of (a) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an Agent's Message of the type described in this Instruction 2 in the case of a book-entry transfer; and (iii) any other documents required by this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. DO NOT MAIL OR DELIVER TO WELLS FINANCIAL CORP.

Except as specifically permitted by "The Offer - 5. Conditional Tender Proceduers" of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 5 of the Offer to Purchase. By executing this Letter of Transmittal, or a facsimile thereof, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders; Not Applicable to Stockholders Who Tender by Book-Entry Transfer. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares are Being Tendered. FOR SHARES TO BE VALIDLY TENDERED, THE STOCKHOLDER MUST CHECK THE BOX INDICATING (1) THE PRICE PER SHARE AT WHICH HE OR SHE IS TENDERING SHARES UNDER "PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED" IN THIS LETTER OF TRANSMITTAL, OR (2) THAT THE PERSON IS TENDERING SHARES AT THE PURCHASE PRICE DETERMINED BY WELLS FINANCIAL CORP. PURSUANT TO THE TERMS OF THE OFFERING UNDER THIS HEADING. Only one box may be checked. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each portion of his or her Shares. The same Shares cannot be tendered, unless previously validly withdrawn as provided in "The Offer - 2. Procedures for Tendering Shares" of the Offer to Purchase, at more than one price.

6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Shares hereby are held of record by two or more persons, all persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES TENDERED HEREBY, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED UNLESS PAYMENT OF THE PURCHASE PRICE IS TO BE MADE TO, OR SHARES NOT TENDERED OR NOT PURCHASED ARE TO BE REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER(S). SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the Shares. Signature(s) on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to Wells Financial Corp. of the authority of the person so to act must be submitted.

7. Stock Transfer Taxes. Wells Financial Corp. will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 4 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

8. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by the stockholder at the Book-Entry Transfer Facility from which the transfer was made.

9. Odd Lots. As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the purchase price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly and unconditionally tendered all the Shares at or below the purchase price, including by not designating a purchase price as described above. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

10. Substitute Form W-9 and Form W-8. THE TENDERING STOCKHOLDER IS REQUIRED TO PROVIDE THE DEPOSITARY WITH EITHER A CORRECT TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9, WHICH IS PROVIDED UNDER "IMPORTANT TAX INFORMATION" BELOW, OR A PROPERLY COMPLETED FORM W-8. FAILURE TO PROVIDE THE INFORMATION ON EITHER SUBSTITUTE FORM W-9 OR FORM W-8 MAY SUBJECT THE TENDERING STOCKHOLDER TO 28% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a taxpayer identification number by the time of payment, the Depositary will withhold 28% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the Depositary.

11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, Notice of Guaranteed Delivery or other tender offer materials may be directed to the Information Agent and copies will be furnished promptly at Wells Financial Corp.'s expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

12. Irregularities. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by Wells Financial Corp., in its sole discretion, and its determination shall be final and binding. Wells Financial Corp. reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Wells Financial Corp.'s counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, Wells Financial Corp. also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Wells Financial Corp.'s interpretation of the terms and conditions of the Offer, including these Instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Wells Financial Corp. shall determine. None of Wells Financial Corp., the Information Agent, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

13. Lost Certificate(s). If the certificate(s) that a registered holder (or transferee) wants to surrender has been lost or destroyed, that fact should be indicated on the face of this Letter of Transmittal, which should then be delivered to the Depositary after being otherwise properly completed and duly executed. In addition, the box below, "Affidavit For Lost Stock Certificate(s)" must be completed. In such event, the Depositary will forward additional documentation necessary to be completed in order to effectively replace such lost or destroyed certificate(s).

                     AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

     The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Letter of Transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

     In requesting the replacement of this certificate(s),  I hereby agree that:
If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless Wells Financial Corp. Seaboard Surety Company, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

         I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Seaboard Surety Company. My check, payable to the Seaboard Surety Company, to cover the premium of 1.5% of the market value of the stock ($20.00 minimum) is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Sign Here:______________________________________________________________________

Co-Owner, if any:___________________________________ Date:_______________ , 2004

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary, as payer, with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stock-holders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                   PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends, or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 28% or lower treaty rate withholding on gross payments received pursuant to the Offer.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


----------------------------------------------------------------------------------------------------------------------------
                       PAYER'S NAME: WELLS FINANCIAL CORP.
----------------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE              Part 1   PLEASE PROVIDE YOUR                 ___________________________
            Form W-9               TAXPAYER IDENTIFICATION                        Social Security Number
                                   NUMBER IN THE BOX AT RIGHT AND
Department of the Treasury         CERTIFY BY SIGNING AND DATING                OR
Internal Revenue Service           BELOW.                                       ____________________________
                                                                                Employer Identification Number:
Payer's Request for Taxpayer       (See Instruction 10)
Identification Number and          Please fill in your name and address below.  Part 2:
Certification                                                                   Awaiting Taxpayer Identification
                                   _____________________________________        Number [ ]
                                   Name
                                                                                Taxpayer Identification Number For
                                   _____________________________________        Payees exempt from backup
                                   Address (number and street)                  withholding, see the Important Tax
                                                                                Information above and Guidelines for
                                                                                Certification of Taxpayer Identification
                                   _____________________________________        Number of Substitute Form W-9
                                   City, State and Zip Code                     enclosed herewith and complete as
                                                                                instructed herein.
----------------------------------------------------------------------------------------------------------------------------

Part 3 CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a taxpayer identification number has not been issued to me but I have mailed or delivered an application to receive a taxpayer identification number or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, (3) all other information provided on this form is true, correct and complete, and (4) I am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------

________________________________________________________________________________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
________________________________________________________________________________

SIGNATURE ______________________________________ DATE ____________________, 2004

________________________________________________________________________________
Certificate Instructions. You must cross out Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2).
________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

SIGNATURE ______________________________________________ DATE ____________, 2004


                             The Information Agent:
                             D. F. KING & CO., INC.
                                 48 Wall Street
                            New York, New York 10005
                                 (800) 207-3158